PRELIMINARY INFORMATION STATEMENT

                                  SCHEDULE 14C


             Information Statement Pursuant to Section 14(C) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[X] Preliminary Information Statement (as permitted by Rule 14c-5(d)(2))

[ ] Confidential, for Use of the Commission Only

[ ] Definitive Information Statement


                       CHINA CABLE AND COMMUNICATION, INC.
                 ----------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1. Title of each class of securities to which transaction applies:

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    2. Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    4. Proposed maximum aggregate value of transaction:

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    5. Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

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    2. Form, Schedule or Registration Statement No.:

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    3. Filing Party:

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    4. Date Filed:

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



                       CHINA CABLE AND COMMUNICATION, INC.
                          Suite 805, One Pacific Place,
                             88 Queensway, Hong Kong
                              Tel: (852) 2891-3130


                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

                    Approximate Date of Mailing: ______, 2003

           TO THE STOCKHOLDERS OF CHINA CABLE AND COMMUNICATION, INC.:


     This Information Statement is furnished by the Board of Directors (the "Board") of China Cable and Communication, Inc. (the "Company") to inform shareholders of the Company of the approval of a certain shareholder's actions. This Information Statement will be mailed to holders of record of common stock, par value $0.00001 (the "Common Stock") of the Company as of the close of business on October 15, 2003 (the "Record Date). On that date, the Company had outstanding and entitled to vote approximately 72,057,760 shares of its Common Stock. Specifically, this Information Statement relates to the removal of Mr. Jun-Tang Zhao as a director of the Company.

     On October 15, 2003, a shareholder owning 48,835,776 shares of Common Stock, or approximately 65.27% of the then issued and outstanding voting stock, consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.


            NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS
             REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY CARD AND YOU ARE NOT
                          REQUESTED TO SEND US A PROXY

                              INFORMATION STATEMENT

Purpose of the Information Statement
------------------------------------

     On October 15, 2003, Mr. Jun-Tang Zhao was removed as a director of the Company by a written consent of shareholders, signed by a shareholder owning a majority of the Company's outstanding voting stock. This shareholder owns 48,835,776 shares of Common Stock, or approximately 65.27% of the issued and outstanding voting stock of the Company.

     Removal of a director of the Company requires approval by a majority of the Company's outstanding shares of voting stock. One shareholder owning a majority of the shares eligible to vote believes this action is in the best interest of the Company and its shareholders, and it has consented in writing to the removal of Mr. Jun-Tang Zhao. This action by this shareholder is sufficient to satisfy the shareholder vote necessary to effect the removal of Mr. Jun-Tang Zhao.


Information Required By Schedule 14A
------------------------------------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

     As of September 30, 2003, the Company had a total of approximately 72,057,760 shares of Common Stock issued, outstanding and entitled to vote, and 2,758,621 shares of 8% Convertible Preferred Stock (the "Preferred Stock") issued, outstanding and entitled to vote, which are the only issued and outstanding voting equity securities of the Company.

     The following table sets forth, as of September 30, 2003: (a) the names and addresses of each beneficial owner of more than five percent (5%) of the Company's Common Stock and/or Preferred Stock known to the Company, the number of shares of Common Stock or Preferred Stock beneficially owned by each such person, and the percent of the Company's Common Stock and Preferred Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares of Common Stock and Preferred Stock beneficially owned, and the percentage of the Company's Common Stock and Preferred Stock so owned, by each such person, and by all directors and executive officers of the Company as a group. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock or Preferred Stock, except as otherwise indicated.


                                                                                                                  Percentage
                                                                                                                 Ownership of
                                                  Total                                         Percentage       Common Stock
                                                  Number      Percentage     Total Number       Ownership        and Preferred
                                                of Shares     Ownership      of Shares of          of             Stock on an
   Title                                        of Common     of Common        Preferred        Preferred         As-Converted
  of Class      Name, Address and Title           Stock         Stock            Stock            Stock              Basis
------------    -----------------------         ---------     ----------     ------------       ----------       -------------
Common Stock    Raymond Ying-Wai Kwan              58,000       0.08%             -0-              -0-               0.08%
                CEO and Director
                One Pacific Place
                Suite 805
                88 Queensway
                Hong Kong

Common Stock    Yau-Sing Tang                   1,380,000       1.92%             -0-              -0-               1.84%
                Chairman and CFO
                One Pacific Place
                Suite 805
                88 Queensway
                Hong Kong

Common Stock    Jun-Tang Zhao                   1,000,000       1.39%             -0-              -0-               1.34%
                Director
                22nd Floor, Morrison
                Commercial Building, 31
                Morrison Hill Road,
                Wanchai, Hong Kong

Common Stock    George Raney                       28,000       0.04%             -0-              -0-               0.04%
                Director
                8400 Pershing Drive, Playa
                Del Rey, California, USA

Common Stock    Zhang Daxing                 48,835,776(1)      67.78%            -0-              -0-             65.27%(1)
                Director
                Room 807 Block B, Jin Xiu
                Yuan Gong Yu, Chao Yan
                Beijing, PRC

Common Stock    Kai-Jun Yang                      0               0%              -0-              -0-                0%
                Director
                20/F, Yu Hai Yuan, 5 Li,
                Fu Shi Lu, Haidian,
                Beijing, PRC

Common Stock    Hong-Tao Li                       0               0%              -0-              -0-                0%
                Director
                20-13-4, Beijing Shi Fan
                Xue Yuan, Haidian,
                Beijing, PRC

Common Stock    All Directors and            51,301,776(2)      71.20%            -0-              -0-             68.57%(2)
                Executive Officers (7
                persons) Other 5% or Greater Owners:

Common Stock    Kingston Global Co., Ltd.    48,835,776(1)      67.78%            -0-              -0-             65.27%(1)
                22/F Morrison Commercial
                   Building
                31 Morrison Hill Road
                Wanchai, Hong Kong


                                                                                                                  Percentage
                                                                                                                 Ownership of
                                                  Total                                         Percentage       Common Stock
                                                  Number      Percentage     Total Number       Ownership        and Preferred
                                                of Shares     Ownership      of Shares of          of             Stock on an
   Title                                        of Common     of Common        Preferred        Preferred         As-Converted
  of Class      Name, Address and Title           Stock         Stock            Stock            Stock              Basis
------------    -----------------------         ---------     ----------     ------------       ----------       -------------

Preferred       Gryphon Management                0               0%         2,758,621(3)          100%             3.69%(3)
Stock           Partners, L.P.,
                100 Crescent Court
                Suite 270
                Dallas, TX  75201

                Total of All Directors and   51,301,776(4)      71.20%         2,758,621           100%            72.26%(4)
                Executive Officers and 5%
                or Greater Owners

----------

(1) Kingston is a company organized under the laws of the British Virgin Islands and is a wholly-owned subsidiary of CCCL, a Bermuda corporation listed on the Australian Stock Exchange. The majority owner of CCCL is Best Fortune Capital Limited ("BFCL"), a corporation organized under the laws of the British Virgin Islands. BFCL is beneficially and wholly owned by Mr. Zhang Daxing, Chairman of the Board of Directors of CCCL and a Director of the Company. As a result, Mr. Zhang Daxing will be deemed to beneficially own the Kingston shares.

(2)  Includes Footnote (1).

(3) Gryphon Management Partners, L.P. is a limited partnership organized under the laws of Bermuda. Gryphon beneficially owns 4.20% shares of Common Stock, consisting of 2,758,621 shares underlying Preferred Stock, currently convertible into 2,758,621 shares of Common Stock at a price per share of $1.45 and 827,586 shares underlying Warrants to purchase 827,586 shares of Common Stock at an exercise price per share of $2.18 until September 24, 2008.

(4)  Includes Footnotes (1)-(3).

                                   MANAGEMENT

     The following table and text set forth the names and ages of all directors and executive officers of the Company as of October 15, 2003. The Board of Directors is comprised of only one class. All of the directors serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

      Name                 Age                    Position(s)
---------------------      ---    ----------------------------------------------
Raymond Ying-Wai Kwan,     40     Chief Executive Officer, Director
Yau-Sing Tang              42     Chairman of the Board, Chief Financial Officer
Jun-Tang Zhao              40     Director
George Raney               44     Director
Zhang Daxing               47     Director
Kai-Jun Yang               48     Director
Hong-Tao Li                35     Director

     Effective twenty days after the mailing of this Information Statement to the shareholders of the Company, Mr. Jun-Tang Zhao will no longer serve as a director of the Company.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon
------------------------------------------------------------------------

     As of October 15, 2003, Kingston Global Co., Ltd. ("Kingston") owned approximately 67.78% of our Company's issued Common Stock. Kingston is a wholly owned subsidiary of China Convergent Corporation Limited ("CCCL"), which in turn is approximately 50% owned through Best Fortune Capital, Limited ("BFCL"). Mr. Zhang Daxing, a Director of the Company and Chairman of the Board of Directors of CCCL, owns 100% of BFCL and, therefore, is deemed to beneficially own the shares of stock owned by Kingston.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------

     Only one Information Statement will be delivered to two or more of its shareholders who share an address, unless the Company has received contrary instructions from one or more of such shareholders. The Company will promptly deliver a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered if a shareholder so requests by contacting the following person: Mr. Ray Kwan, at Suite 805, One Pacific Place, 88 Queensway, Hong Kong Tel: (852) 2591 1221. In the event that a shareholder wishes to receive a separate annual report, proxy statement, or in the event that shareholders sharing an address wish to receive a single copy of the annual report, proxy statement or information statement, they can do so by contacting the person referenced above.


                                         By Order of the Board of Directors


Dated: October 21, 2003                  /s/ Kai-Jun Yang
                                         ----------------
                                         Kai-Jun Yang